Exhibit 10.3

ELEVENTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF NOVEMBER 3, 2017
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
AND ROYAL BANK OF CANADA,
AS CO-SYNDICATION AGENTS,
COMPASS BANK AND SG AMERICAS SECURITIES, LLC,
AS CO-DOCUMENTATION AGENTS
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, CITIGROUP GLOBAL MARKETS INC.
AND CAPITAL ONE, NATIONAL ASSOCIATION,
AS JOINT LEAD ARRANGERS AND BOOKRUNNERS

ELEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Eleventh Amendment”) dated as of November 3, 2017, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, and as otherwise amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Eleventh Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eleventh Amendment. Unless otherwise indicated, all section and article references in this Eleventh Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02: Section 1.02 is hereby amended by adding, amending or restating, as the case may be, the following defined terms as follows:
“Agreement” means this Credit Agreement, as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20,

2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, that certain Fifth Amendment dated as of October 7, 2014, that certain Sixth Amendment dated as of May 5, 2015, that certain Seventh Amendment dated as of October 30, 2015, that certain Eighth Amendment dated as of May 3, 2016, that certain Ninth Amendment dated as of May 4, 2017, that certain Tenth Amendment dated as of June 28, 2017, that certain Eleventh Amendment dated as of November 3, 2017, and as the same may from time to time be further amended, modified, supplemented or restated.
“Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures on such day, and the denominator of which is the Borrowing Base in effect on such day.

2.2    Amendment to Section 6.02(b). Section 6.02(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(b)    With respect to Loans made and/or Letters of Credit issued on the Effective Date, the representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct on and as of the Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Effective Date, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) with respect to any Borrowing or issuance, amendment, renewal or extension of any Letter of Credit after the Effective Date, the representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct as so qualified) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date.”

2.3    Amendment to Section 9.04(a)(viii). Section 9.04(a)(viii) is hereby amended by (a) deleting the figure “$10,000,000” in each instance of its use and replacing it with the figure “$15,000,000” and (b) deleting the figure “$50,000,000” in each instance of its use and replacing it with the Figure “$75,000,000”.

Section 3.    Borrowing Base. From and after the Eleventh Amendment Effective Date, the Borrowing Base is $900,000,000 and the Aggregate Elected Commitment Amount is $800,000,000, which Borrowing Base and Aggregate Elected Commitment Amount shall remain in effect until with respect to the Borrowing Base, the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement and with respect to the Aggregate Elected Commitment Amount any adjustment pursuant to Section 2.07A. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the Scheduled Redetermination for November 1, 2017. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent. This Eleventh Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Eleventh Amendment Effective Date”):
4.1    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Eleventh Amendment signed on behalf of such Person.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Eleventh Amendment.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Eleventh Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Eleventh Amendment, shall remain in full force and effect following the effectiveness of this Eleventh Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Eleventh Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Eleventh Amendment (i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
5.3    Loan Document. This Eleventh Amendment is a Loan Document.
5.4    Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eleventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GUARANTORS:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (PERMIAN) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

By: /s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CITIBANK, N.A.,
as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Robert James
Name: Robert James
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

By: /s/ Ting Lee
Name: Ting Lee
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE,
as a Lender

By: /s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMPASS BANK,
as a Lender

By: /s/ Kari McDaniel
Name: Kari McDaniel
Title: Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BMO HARRIS BANK, N.A.,
as a Lender

By: /s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Daniel Winters
Name: Daniel Winters
Title: Assistant Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Robert E. McKaig
Name: Robert E. McKaig
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title: Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Lea Baerlocher
Name: Lea Baerlocher
Title: Authorized Signatory

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

IBERIABANK,
as a Lender

By: /s/ Stacy Goldstein
Name: Stacy Goldstein
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/ Brian Caddell
Name: Brian Caddell
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

COMERICA BANK,
as a Lender

By: /s/ William B. Robinson
Name: William B. Robinson
Title: Senior Vice President

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.

REGIONS BANK,
as a Lender

By: /s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Managing Director

Signature Page to Eleventh Amendment to Credit Agreement
Carrizo Oil & Gas, Inc.